                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                      Pursuant to Section 13 OR 15(d) of the
                                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 2, 2007
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                                              Elcom International, Inc.
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                                (Exact Name of Registrant as Specified in Charter)

                Delaware                                000-27376                             04-3175156
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        (State or Other Jurisdiction                   (Commission                          (IRS Employer
              of Incorporation)                       File Number)                       Identification No.)

                        10 Oceana Way, Norwood, Massachusetts                         02062
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                       (Address of Principal Executive Offices)                                             (Zip Code)

Registrant’s telephone number, including area code      (781) 501-4000
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                                                         N/A
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                            (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

            On February 2, 2007, Elcom  International,  Inc., (the "Company") entered into Subscription  Agreements
(the  "Subscription  Agreements") with Smith & Williamson  Investment  Management Limited ("SWIM") as well as other
non-U.S.  investors  (together with "SWIM", the ("Investor Group"), to issue to Smith & Williamson Nominees Limited
("SWIM Nominees",  and together with SWIM, the "SWIM Entities"),  and to other non-U.S.  investors,  in a sale (the
"Sale") exempt from  registration  under  Regulation S of the  Securities Act of 1933, as amended (the  "Securities
Act"),  73,230,009  shares of its common  stock,  par value $.01 per share (the  "Common  Shares"),  at a per share price of 1.75 pence,  or  approximately  $0.0344 (the "Per Share  Subscription  Price"),  for an aggregate  Sale of
£1,282,000  or  approximately  $2,512,000.  Prior to  entering  into the  Subscription  Agreements,  the  terms and conditions of the Subscription  Agreements and the Sale  contemplated  thereby was approved by a Special  Committee of the Board of  Directors  of the  Company  comprised  of  independent  directors.  SWIM  Nominees  and other SWIM affiliated  nominee  accounts  have  agreed to  purchase  all of the  Common  Shares to be issued in the Sale.  The
Subscription  Agreements  were amended and confirmed by the Investor Group between January 22, 2007 and February 2,
2007.  The net proceeds of the Sale will be used for working  capital and other  general  corporate  purposes.  The consummation  of the Sale is  conditioned  upon the  Company's  listing of the Common Shares on the AIM Exchange in
London,  and upon  admission of the Common Shares to the AIM Exchange.  The Sale will be completed on the date that the Common  Shares are admitted to the AIM Exchange  (the  "Closing  Date").  It is  anticipated  the Common Shares will be  admitted  to the AIM  Exchange  on  February  6, 2007.  If the Common  Shares are not  admitted to the AIM
Exchange by February 14, 2007, the Sale can be rescinded by the Investor Group.

            The  Subscription  Agreements  provide  that the  Common  Shares  will be  issued  in  reliance  on the exemption from  registration  provided by Regulation S promulgated under the Securities Act for offers and sales of securities  outside the United  States.  Under  Regulation  S, the holders of the Common Shares to be issued in the
Sale will be prohibited  from selling their Common Shares in the United States,  to a "U.S.  person" (as defined in the  Securities  Act) or for the  benefit or  account of a U.S.  person,  for a  one-year  period  from the date of issuance.  During this one-year  period,  the holders of the Common Shares may otherwise  trade their Common Shares outside the U.S.,  pursuant to Regulation S and other  securities laws applicable in the  jurisdiction in which the
Common  Shares are traded.  Upon the  expiration  of this one-year  period,  the Common Shares will be  “restricted securities,”  as the term is defined in Rule 144 under the Securities  Act, and may be sold in the United States to a U.S.  person or for the benefit or account of a U.S.  person in  accordance  with Rule 144.  Upon  issuance,  the
Common Shares are expected to trade on the AIM Exchange and will not co-mingle  with the Company's  stock quoted on the OTCBB until and unless the Company  registers the Common Shares with the SEC or an exemption from  registration exists with respect to transfer of the Common  Shares.  Upon  issuance,  the Common  Shares will not be  registered under  the  Securities  Act and may not be  offered  or sold in the  United  States  (or to a U.S.  person)  absent registration or an applicable exemption from the registration requirements.

            If  consummated,  the  Sale is  expected  to  substantially  dilute  the  current  stockholders  of the
Company.  Based on the SWIM Entities Schedule 13D filed with the SEC on March 6, 2006, the Company's  records,  and information  obtained  from the  subscription  confirmations,  SWIM  Nominees  and other  SWIM  affiliated  nominee accounts are expected to hold, for their nominee clients,  a total of approximately  73.5% of the total outstanding
Common Shares of the Company immediately following the Sale ("Total Shares Outstanding").

            Smith & Williamson  Corporate  Finance Limited ("SWCF") is the Company's  Nominated  Advisor in respect of its AIM Exchange  listing.  SWCF and the SWIM Entities are related  entities.  In connection  with the Sale, the
Company has agreed to pay SWCF a fee of £6,000,  or  approximately  $11,760,  for their services in connection with the Sale.

            The foregoing  description of the terms of the Subscription  Agreements is qualified in its entirety by reference to the form of Subscription Agreement filed as Exhibit 10.1 to this Form 8-K.

            A copy of the press release  issued by the Company on February 5, 2007  announcing the Sale is filed as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

            As  described  in Item 1.01 of this  Current  Report  on Form  8-K,  on the  Closing  Date the  Company
expects to issue  73,230,009  Common  Shares to the Investor  Group in the Sale.  The  issuances  of Common  Shares are intended to be exempt from the  registration  requirements  of the  Securities Act pursuant to Regulation S and are more  fully  described  in Item  1.01  above,  which  descriptions  are  incorporated  into  this  Item 3.02 by reference.  Such  descriptions  are  qualified  in  their  entirety  by  reference  to  the  form  of  Subscription
Agreement  filed as Exhibit 10.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

        Exhibit No.          Description
           10.1              Form of Subscription Agreement filed herewith

           99.1              Press Release dated February 5, 2007 filed herewith

SIGNATURE

      Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       ELCOM INTERNATIONAL, INC.

Date   February 7, 2007
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                                                                       By   /s/ John E. Halnen
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                                                                       John E. Halnen
                                                                       President and CEO

                                                   EXHIBIT INDEX

        Exhibit No.          Description
           10.1              Subscription Agreement

           99.1              Press Release dated February 5, 2007